UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☒	Definitive Information Statement

Brookfield Resources Inc.

(Name of Registrant as Specified in Its Charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

333-169970	5045 Orbitor Drive Building 10, Suite 200 Mississauga, Ontario, Canada L4W-4Y4	32-0309203
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No)

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BROOKFIELD RESOURCES INC.

5045 ORBITOR DRIVE

BUILDING 10, SUITE 200

MISSISSAUGA, ONTARIO, CANADA K4W-4Y4

Notice of Action by Written Consent

of a

Majority of the Outstanding Common Shares

taken as of June 20, 2013

To the Holders of Common Stock of Brookfield Resources Inc.:

Brookfield Resources Inc. (“we” “us” “our” or “Company”) hereby gives notice to its stockholders that the holders of a majority of the Company’s outstanding shares of common stock, have taken action by written consent to:

1.

Approve the amendment to the Company’s Articles of Incorporation to change the name of the Company from Brookfield Resources Inc. to Broadcast Live Digital Corp.

The stockholders have approved the corporate actions in lieu of a special meeting pursuant to Section 78.320 of the Nevada Revised Statues “NRS”, which permits any action that may be taken at a meeting of the stockholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting.  All necessary corporate approvals in connection with the matters referred to in this information statement have been obtained.  This information statement is being furnished to all of our stockholders pursuant to Section 14(c) of the Securities and Exchange Act of 1934 (“Exchange Act”), and the rules thereunder, solely for the purpose of informing stockholders of these corporate actions before they take effect.  In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent will take effect 21 calendar days following the mailing of this information statement.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement.

This action has been approved by our Board of Directors and the holders of more than a majority of the Company’s common shares outstanding.  Only stockholders of record at the close of business on June 21, 2013 are being given Notice of the Action by Written Consent.  The Company is not soliciting proxies.

By Order of the Board of Directors of

BROOKFIELD RESOURCES INC.

/s/ Peter DiMurro

Chief Executive Officer

Mississauga, Ontario, Canada

June 20, 2013

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BROOKFIELD RESOURCES INC.

5045 ORBITOR DRIVE

BUILDING 10, SUITE 200

MISSISSAUGA, ONTARIO, CANADA K4W-4Y4

INFORMATION STATEMENT

(Preliminary)

June 20, 2013

GENERAL INFORMATION

ACTION BY THE HOLDERS OF A MAJORITY OF SHARES

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.0001 per share (the “Common Stock”), of Brookfield Resources Inc., a Nevada corporation (the “Company”) to notify the Stockholders of the following information regarding, and a description of an action which was taken by written consent in lieu of a special meeting of Stockholders by the holders of a majority of our common stock on June 20, 2013, subject to the expiration of 20 days following the mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act:

1.

On or about June 20, 2013, the Company received written consents in lieu of a meeting from holders of 68.2% of the outstanding shares of our common stock. This represents approximately 298,752,720 shares of the 437,503,920 total issued and outstanding shares of common stock of the Company (the “Majority Stockholder”), authorizing the Company to amend our Articles of Incorporation to change the name of the Company from “Brookfield Resources Inc.” to “Broadcast Live Digital Corp.”. A copy of the Certificate of Amendment is attached to the Information Statement as Appendix A.

2.

On June 20, 2013, the Board of Directors of the Company approved the above-mentioned action, subject to Stockholder approval. The Majority Stockholders approved the action by written consent in lieu of a meeting on June 20, 2013, in accordance with Section 78.320 of the Nevada Revised Statutes, as amended (the “NRS”).  Accordingly, your consent is not required and is not being solicited in connection with the approval of the action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

This is not a notice of a special meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

Stockholders owning of record more than 68.2% of our outstanding voting securities have irrevocably consented to the amendment of Articles of Incorporation to change the Company’s name to Broadcast Live Digital Corp.  The vote or consent of no other holders of our capital stock is required to approve this action.  Accordingly, no additional votes will be needed to approve this action.

This Information Statement is being mailed on or about June 30, 2013 to stockholders of record on June 21, 2013 (the “Record Date”).  This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act.

DISSENTER’S RIGHT OF APPRAISAL

Under Nevada law and our articles of incorporation and bylaws, no stockholder has any right to dissent to the adoption of stock option plan, or the proposed name change, and is not entitled to appraisal of or payment for their shares of our stock.

CORPORATE ACTIONS

ITEM 1

AMENDMENT TO ARTICLES OF INCORPORATION

TO CHANGE NAME TO BROADCAST LIVE DIGITAL CORP.

On June 20, 2013 the action to amend the Company’s Articles of Incorporation to change the Company’s name from Brookfield Resources Inc. to Broadcast Live Digital Corp., (the “Amendment”) was approved by written consent of the holders representing approximately 68.2% of the outstanding voting securities of the Company.

On June 20, 2013, the Board of Directors of the Company approved the Amendment.  The Amendment to be filed with the Nevada Secretary of State is attached to this Information Statement as Exhibit A.

The approval of the Amendment requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote.  On June 20, 2013, the action to approve the Amendment was approved by written consent of the holders representing approximately 68.2% of the outstanding voting securities of the Company.  As such, no vote or future action of the stockholders of the Company is required to approve the Amendment.  You are hereby being provided with notice of the approval of the Amendment.

EFFECTIVE DATE OF AMENDMENT

The Amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of a Certificate of Amendment to our Articles of Incorporation.  We intend to file the Certificate of Amendment twenty-one days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF BROOKFIELD RESOURCES INC.

The change in the name of Brookfield Resources Inc. to Broadcast Live Digital Corp. will be reflected in its stock records by book-entry in Brookfield Resources Inc.’s books.  For those shareholders that hold physical certificates, please do not destroy or send to Brookfield Resources Inc. your common stock certificates.  Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

There will be no other effect on your rights or interest in shares of the Company that you hold.  There are no material US Federal Income Tax consequence to either the Company or its shareholders from the Amendment.

VOTING SECURITIES

The Company’s authorized capital consisted of 900,000,000 shares of Common Stock, $0.0001 par value, and 10,000,000 shares of Preferred Stock, $0.0001 par value.  There are currently 437,503,920 common shares outstanding.  No preferred shares are outstanding.

The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the holders of Common Stock.  Subject to preferences applicable to any outstanding preferred stock, if any, holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefore. In the event of a liquidation, dissolution or winding up of Brookfield Resources Inc., the holders of Common Stock are entitled to share ratably all assets remaining after payment of liabilities and the liquidation preference of any preferred stock, if any. Holders of Common Stock have no preemptive or subscription rights, and there are no redemption or conversion rights with respect to such shares.

In the event of any liquidation, dissolution or winding up of Brookfield Resources Inc. the assets of Brookfield Resources Inc. available for distribution to shareholders will be distributed among the holders of preferred stock, if any, and the holders of any other class of equity securities of Brookfield Resources Inc., including its common stock, pro rata, on an as-converted-to-common-stock basis, after the payment to the holders of Brookfield Resources Inc. Common Stock of a di minimus par value amount.

DIRECTORS AND EXECUTIVE OFFICERS

The following lists the name, age and business experience of each of the Brookfield Resources Inc. directors and executive officers.

Name	Age	Position
Peter DiMurro	49	Chief Executive Officer, Chief Financial Officer, President, Secretary, and Director
Kamal Sharma	35	Treasurer and Director

Peter DiMurro, 49 years of age, Chief Executive Officer, Chief Financial Officer, President, Secretary, and Director.

Mr. DiMurro has been a lead Developer and Project Manager of numerous Commercial Projects in Canada.

Kamal Sharma, 35 years of age, Treasurer and Director

Mr. Sharma received his Masters Degree in Human Resources from Devry Institute of Technology.  Mr. Kamal has been a venture capitalist for several years for startups in high growth potential companies.

Director Compensation.  Directors are reimbursed for expenses incurred by attending Board of Directors’ meetings.  They are not currently paid any other compensation for their services on the Board.  The Company has entered into indemnification agreement with the director.

DISCLOSURES

The Company is not aware of any current substantial interest, direct or indirect, by security holdings or otherwise, of: i) any of the Company’s current or prior officers or directors, ii) any nominee for election as a director of the Company, or iii) any associate of the persons mentioned in subsections i) and ii) above.

The Company’s directors have voted in favor of the actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the Company’s common stock beneficially owned on June 20, 2013, for (i) each stockholder known to be the beneficial owner of 5% or more of Company’s outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group.  In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of June 20, 2013, the Company has 437,503,920 shares of common stock outstanding.

Name of Beneficial Owner	Amount	Percent
Peter DiMurro	150,000,000	34.2%
Kamal Sharma	148,752,720	34.0%
All Executive Officers and Directors As a Group (2 persons)	298,752,720	68.2%

COPIES OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders.  We hereby undertake promptly to deliver, upon written or oral request, a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered.  In order to request additional copies of this Information Statement or to request delivery of a single copy of this Information Statement if you are receiving multiple copies, please contact us by mail at 5045 Orbitor Drive, Building 10, Suite 200, Mississauga, Ontario, Canada L4W-4Y4.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at: 5045 Orbitor Drive, Building 10, Suite 200, Mississauga, Ontario, Canada L4W-4Y4, telephone: (877) 216-9568.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors

/s/ Peter DiMurro
Peter DiMurro
Chief Executive Officer, President, Secretary, Chief Financial Officer

EXHIBIT A

Amended Articles of Incorporation

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Brookfield Resources Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1.  The name of the corporation shall be Broadcast Live Digital Corp.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 68.2%

4. Effective date and time of filing: (optional)

5. Signature: (required)

_________________________________

Signature of Officer